WisdomTree Trust

Supplement dated May 24, 2024 to the currently effective

Statements of Additional Information (the “SAIs”) for each series of the Trust (collectively, the “Funds”)

The information below supplements and should be read in conjunction with the Funds’ SAIs.

Effective as of May 28, 2024, all applicable securities transactions from U.S. financial institutions, including shares of the Funds and many of the securities in which the Funds expect to invest, will move to trade date plus one business day (T+1) from trade date plus two business days (T+2). Accordingly, effective May 28, 2024, all references to “T+2” under the headings “CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS – Placement of Creation Orders Outside the Clearing Process”, “CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS – Placement of Redemption Orders Outside the Clearing Process”, and “REGULAR HOLIDAYS AND OTHER SETTLEMENT MATTERS”, are deleted in their entirety and replaced with “T+1”. Additionally, under the same headings, all references to “two Business Days” and “second Business Day” are deleted in their entirety and replaced with “one Business Day” and “first Business Day”, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-WT-001-SAI-0524